SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 12, 2004

                                  -------------

                                   LION, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          WASHINGTON                      0-25159               91-2094375
        (STATE OR OTHER                 (COMMISSION            (IRS EMPLOYER
JURISDICTION OF INCORPORATION)          FILE NUMBER)         IDENTIFICATION NO.)

             4700 - 42ND AVE. SW, SUITE 430
                  SEATTLE, WASHINGTON                              98116
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                  (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (206) 577-1440


                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGE SINCE LAST REPORT)


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Item 2.01  ACQUISITION OR DISPOSITION OF ASSETS.

      On October 13, 2003, LION, Inc., a Washington corporation ("LION"), acquired Tuttle Risk Management Services Inc., a Delaware corporation ("TRMS"), by merging TRMS with and into LION's wholly-owned subsidiary, LION Acq. LLC, a Washington limited liability company. As a result of these transactions, TRMS became a wholly-owned subsidiary of LION operating as a limited liability company under the name "Tuttle Risk Management Services LLC" (the "Surviving LLC"). The acquisition was consummated pursuant to the terms of the Agreement of Merger, dated October 12, 2003, by and among LION, LION Acq. LLC, TRMS, Anthony Berris (individually and as the Stockholders' Representative), and Sern Clementson (the "Merger Agreement"). The acquisition is intended to qualify as a "reorganization" under Section 368(a) of the Internal Revenue Code of 1986, as amended.

         Immediately before the closing of the acquisition, TRMS distributed promissory notes in the aggregate principal amount of $303,049 to its stockholders. These notes have been assumed by Surviving LLC by virtue of the merger with TRMS, and LION has guaranteed Surviving LLC's performance of its obligations under the notes.

      At the effective time of the acquisition, each outstanding share of TRMS common stock was converted into the right to receive:

      o  approximately 3.59 shares of LION common stock; and
      o  an 8% promissory note due October 2007 (each, a "Note").

         Pursuant to the terms of the Merger Agreement, the consideration issuable to the former TRMS stockholders is subject to adjustment if the actual working capital of TRMS as of October 13, 2004 (the "Closing Working Capital") is greater or less than the estimated working capital of TRMS as of such date. In connection with the acquisition, LION will issue approximately 3.1 million shares of its common stock and Notes in the aggregate principal amount of $1,027,496, subject to adjustment based on the Closing Working Capital.

         The shares to be issued to the former TRMS stockholders in the transaction were issued by LION in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof and Rule 506 thereunder, and an exemption from registration and qualification under California securities law. Because these shares were issued in a transaction not involving a public offering, they are "restricted securities" under the Securities Act. As a partial inducement to TRMS to enter into the Merger Agreement and consummate the transactions contemplated therein, LION has granted the former stockholders of TRMS, other than Messrs. Berris and Clementson, the right to require LION, commencing on the first anniversary of the closing date, to repurchase the shares of LION common stock that each stockholder received in the merger at the then-fair market value of such shares, to the extent that such shares cannot be sold in reliance on Rule 144 under the Securities Act. Of the approximately 3.1 million shares of LION common stock to be issued to the former TRMS stockholders in the transaction, approximately 404,000 are subject to this right.

         Messrs. Berris and Clementson will continue in their current roles as President and Vice President, respectively, of the Surviving LLC.

         The foregoing description of the Merger Agreement and the transactions contemplated therein is qualified in its entirety by reference to the Merger Agreement, the form of Notes, the Put Agreement, the Secured Notes Agreement, the Unconditional Guaranty, and the LION, Inc. Employment and Non-Competition Agreement between LION and Anthony Berris attached as Exhibits 2.1, 4.1, 10.1, 10.2, 10.3, and 10.4, respectively, and incorporated herein by reference.


Item 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

         See discussion under Item 2.01, above.


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Item 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         The financial statements of the acquired business required to be filed pursuant to Item 9.01(a) of Form 8-K were not available at the time of filing this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 71 days after the date this Form 8-K is required to be filed.

     (B)  PRO FORMA FINANCIAL INFORMATION.

         The pro forma financial information required to be filed pursuant to
Item 9.01(b) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 71 days after the date this Form 8-K is required to be filed.

     (C)  EXHIBITS.


EXHIBIT NO.    DESCRIPTION
-----------    -----------

   2.1 Agreement of Merger, dated October 12, 2004, by and among LION, Inc., LION Acq. LLC, Tuttle Risk Management Services Inc., Anthony Berris (individually and as the Stockholders' Representative), and Sern Clementson

   4.1         Form of 8% Promissory Note due October 2007, issuable by LION,
               Inc.

   10.1 Put Agreement, dated October 12, 2004, between LION, Inc. and certain stockholders of Tuttle Risk Management Services Inc.

   10.2 Secured Notes Agreement, dated October 13, 2004, between Tuttle Risk Management Services Inc., the stockholders of Tuttle Risk Management Services Inc., LION, Inc., and Anthony Berris, as Stockholders' Representative

   10.3        Unconditional Guaranty, dated October 13, 2004, by LION, Inc.

   10.4 LION, Inc. Employment and Non-Competition Agreement, dated October 13, 2004, between LION, Inc., and Anthony Berris

   99.1 Press release dated October 13, 2004, announcing LION's signing of a definitive agreement to acquire Tuttle Risk Management Services Inc.

   99.2 Press release dated October 15, 2004, announcing the completion of the acquisition of Tuttle Risk Management Services Inc.


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

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LION, Inc.



                                     By: /s/ RANDALL D. MILES
                                         --------------------
                                         Randall D. Miles
                                         Chairman and Chief Executive Officer



Date: October 18, 2004


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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------

   2.1 Agreement of Merger, dated October 12, 2004, by and among LION, Inc., LION Acq. LLC, Tuttle Risk Management Services Inc., Anthony Berris (individually and as the Stockholders' Representative), and Sern Clementson

   4.1         Form of 8% Promissory Note due October 2007, issuable by LION,
               Inc.

   10.1 Put Agreement, dated October 12, 2004, between LION, Inc. and certain stockholders of Tuttle Risk Management Services Inc.

   10.2 Secured Notes Agreement, dated October 13, 2004, between Tuttle Risk Management Services Inc., the stockholders of Tuttle Risk Management Services Inc., LION, Inc., and Anthony Berris, as Stockholders' Representative

   10.3        Unconditional Guaranty, dated October 13, 2004, by LION, Inc.

   10.4 LION, Inc. Employment and Non-Competition Agreement, dated October 13, 2004, between LION, Inc., and Anthony Berris

   99.1 Press release dated October 13, 2004, announcing LION's signing of a definitive agreement to acquire Tuttle Risk Management Services Inc.

   99.2 Press release dated October 15, 2004, announcing the completion of the acquisition of Tuttle Risk Management Services Inc.


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